SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  January 9, 2006
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                           WESTSIDE ENERGY CORPORATION
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             (Exact name of registrant as specified in its Charter)

    Nevada                         0-49837               88-0349241
  State or other               (Commission File        (IRS Employer
jurisdiction of Incorporation)     Number)          Identification Number)


            4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027_
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                 (Address of principal executive offices) (Zip
                                     Code)

                         Registrant's telephone number,
                       including area code: 713/979-2660
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 3.02.  Unregistered Sales of Equity Securities.

         On January 9, 2005, Westside Energy Corporation (the "Company") completed the private placement of an aggregate of 3,278,000 shares of its common stock, $.01 par value, at a price of $3.15 per share. The cash offering resulted in $10,325,700 in gross proceeds and approximately $9.5 million in net proceeds to the Company after deducting placement-related costs. The shares were issued to a total of 27 investors, all of whom are accredited. The Company's placement agents received a placement fee in the amount of $645,356.

         The issuance of the common stock is claimed to be exempt pursuant to Rule 506 of Regulation D under the Securities Act of 1933 (the "Act"). No advertising or general solicitation was employed in offering these securities. The offering and sale were made only to accredited investors, and subsequent transfers are restricted in accordance with the requirements of the Act.

         The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

         Pursuant to Rule 135c of the Act, our press release with respect to this private placement is being filed as an exhibit to this Report.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                 Exhibit Title

99.1                   Press release dated January 9, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WESTSIDE ENERGY CORPORATION
                                       (Registrant)

Date: January 9, 2006           By:  /s/ Jimmy D. Wright
                                    --------------------
                                Jimmy D. Wright,
                                Chief Executive Officer